Thai Military Bank, Plc.

      3000 Phahon Yothin Road, Lat Yao, Chatuchak, Bangkok Metropolis 10900

                Memorandum of Understanding on Pledge of Deposit


                                                Made at Thai Military Bank, Plc.

                                                on July 29, 2002


         This Memorandum of Understanding is made between King Power Duty Free Co., Ltd. with an address at 26th-27th Floor, Siam Tower Building, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Pledgor,' as one party, and Thai Military Bank, Plc., hereinafter referred to as the `Pledgee,' as another party. It is mutually agreed as follows:

         1. Pledgor agrees to put in pledge and Pledgee agrees to hold in pledge 4 NCD's of 60,000,000.00 baht (sixty million baht), which have been issued by Bank, the details of which are as follows:


----- --------------- --------------- ---------- --------------- ---------------
 No.      NCD No.      Date of issue   Due date   Interest rate   Amount in baht
----- --------------- --------------- ---------- --------------- ---------------
  1    PYO.C.63/1610     07/17/02      07/17/03        2.50       15,000,000.00
----- --------------- --------------- ---------- --------------- ---------------
  2    PYO.C.64/1603     07/17/02      07/17/03        2.50       15,000,000.00
----- --------------- --------------- ---------- --------------- ---------------
  3    PYO.C.65/1626     07/17/02      07/17/03        2.50       15,000,000.00
----- --------------- --------------- ---------- --------------- ---------------
  4    PYO.C.66/1649     07/17/02      07/17/03        2.50       15,000,000.00
----- --------------- --------------- ---------- --------------- ---------------
  5
----- --------------- --------------- ---------- --------------- ---------------

         2. The NCD's under Cl. 1 are pledged with the interest accumulated thereon and other rights of Pledgors existing now and hereafter throughout the period of deposit or it renewal (if any) to secure any obligations of Pledgor and/or `Borrower,' to Pledgee existing now or hereafter, and under any instruments of indebtedness pursuant to Section 748 of Civil & Commercial Code, which are subject to interest at the rate of 14.25 % per annum.

         3. Upon maturity of NCD's under Cl. 1 resulting in the interest and/or Principal Sum being due and payable before or after maturity of Pledgor's loan and/or the same is due and payable, Pledgor agrees that:

         3.1 Pledgee may as it deems appropriate deduct from the Principal Sum and/or interest accumulated thereon due to Pledgor any sums and apply the same to repayment of any sums still owing. Such deduction may be done with or without any notice.

         3.2 Pledgee may also retain the sums due from NCD's pledged as security for debts and instruments of indebtedness issued in lieu of NCD's.

         4. In the event that Pledgor and/or Borrower default on payment of any sum or is in breach of any provision hereof, or the loan(s) thereof is/are mature, Pledgee may forthwith enforce the pledge and apply the deposit to repayment of any sum still owing.

         5. In the event that the Principal Sum and/or interest accumulated thereon under Cl. 3 and/or the proceeds from enforcement of pledge under Cl. 4 and insufficient to cover the sums still owing, Pledgee may enforce sale of Pledgor's property to make up the shortfall.

         6. On the date of this Memorandum of Understanding, Pledgee endorsed NCD's under Cl.1 as pledged and handed them to Pledgee.

         7. If such pledged NCD's are forfeited or seized by Pledgee with any taxes of any type on such items due and any expenses in connection therewith incurred upon Pledgee, such sums shall be paid in full by Pledgor.

         8. Pledgor shall pay all the fees, stamp duty and other expenses arising from and in connection with Pledge, Redemption and Enforcement of Pledge. Pledgee may, at any time, debit, without any notice or issuance of any documentation thereof, any sums from accounts of any types now and hereafter held by Pledgor solely or jointly with other persons, which in any manner are under the care and/or in trust of Pledgee.

         9. Any communications, notices, letters, etc. sent by Pledgee to Pledgor at the above address or new address of Pledgor by mail, registered or not, which have been received or rejected by anyone or have been undelivered due to such address being demolished, changed without notice or unknown, shall be regarded as duly delivered to Pledgor.

         This Memorandum of Understanding is made in duplicate having identical content. The Parties have thoroughly read and fully understood it. In witness whereof, the Parties have affixed their signatures hereunto on the date written above. Each party retains one copy.

                                    -Signed-                             Pledgor
                           (Mr. Viratana Suntaranond)
                               Authorized Director
                    (Seal of King Power Duty Free Co., Ltd.)


                    ________________________________________             Pledgee
                          for and on behalf of the Bank

         no signature                                     no signature
(Mrs. Suchintana Suphadit)                      (Miss Jittinat Phatthanakamchon)

                            Thai Military Bank, Plc.

      3000 Phahon Yothin Road, Lat Yao, Chatuchak, Bangkok Metropolis 10900

                              Record of NCD Pledge
                              --------------------


                                                Made at Thai Military Bank, Plc.

                                                on July 29, 2002

No. PhorSor.PorSor. 328/2545

To:  Managing Director of Thai Military Bank, Plc.

         Whereas we, King Power Duty Free Co., Ltd., 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Pledgor,' holds 4 NCD's issued by Thai Military Bank, Plc, the details of which are as follows:

         No. PYO.C.63/1610, date of issue: July 17, 2002, date of maturity: July 17, 2003, value: 15,000,000.00 baht (fifteen million baht), interest rate: 2.50 % per annum;

         No. PYO.C.64/1603, date of issue: July 17, 2002, date of maturity: July 17, 2003, value: 15,000,000.00 baht (fifteen million baht), interest rate: 2.50 % per annum;

         No. PYO.C.65/1626, date of issue: July 17, 2002, date of maturity: July 17, 2003, value: 15,000,000.00 baht (fifteen million baht), interest rate: 2.50 % per annum;

         No. PYO.C.66/1649, date of issue: July 17, 2002, date of maturity: July 17, 2003, value: 15,000,000.00 baht (fifteen million baht), interest rate: 2.50 % per annum;

         Pledgor agrees to pledge such NCD's with Thai Military Bank, Plc., 3000 Phahon Yothin Road, Lat Yao Sub-district, Chatuchak District, Bangkok Metropolis 10900, hereinafter referred to as the `Pledgee,' under Memorandum of
Understanding on NCD Pledge, the details of which appear in the photocopy thereof attached hereto.

         Pledgor and Pledgee agree to hand this document to Thai Military Bank, Plc., hereinafter referred to as the `Bank' to have the details of such pledged NCD's recorded in the Register of Holders of NCD Accounts. Pledgor and Pledgee shall neither amend nor withdraw this document for any reasons whatsoever.

         Pledgor and Pledgee have thoroughly read and fully understood the content hereof. Seeing that it is in accordance with their wishes, they have affixed their signatures hereunto in witness whereof.


                                    -Signed-                             Pledgor
                           (Mr. Viratana Suntaranond)
                               Authorized Director
                    (Seal of King Power Duty Free Co., Ltd.)

                                                                         Pledgee
                    ________________________________________
                          for and on behalf of the Bank
      no signature                                         no signature
(Mrs. Suchintana Suphadit)                      (Miss Jittinat Phatthanakamchon)

(Thai Military Bank, Plc. letterhead)


                           Memorandum of Understanding

                                               Made at Thai Military Bank, Plc.,
                                               3000 Phahon Yothin, Chatuchak,
                                               Bangkok Metropolis

                                               on July 29, 2002


         Whereas King Power Duty Free Co., Ltd. (hereinafter referred to as `Borrower,') and Thai Military Bank, Plc., hereinafter referred to as the `Bank,' have entered into L/C, T/R Agreement to the value of 200,000,000.00 baht (two hundred million baht).

         We, King Power Duty Free Co., Ltd., owner of the sum of 60,000,000.00 baht (sixty million baht) hereby allow Bank to perform the following acts:

         1. to have such some deposited with Bank in NCD Account;

         2. to make Pledge Agreement and endorse NCD under Cl. 1 as pledged to secure all types of loans taken by us and Borrower from Bank;

         3.to withdraw, upon maturity of such NCD, the Principal Sum and interest accumulated thereon and redeposit the Principal Sum as NCD; to apply the rate of interest set by Bank and prevailing at the time and deposit the interest in ______________ Account No _______at ___________ Head
Office/___________ Branch and continue to do so until we and Borrower has paid Bank in full;

         4. to make Pledge Agreement and endorse newly issued NCD's as pledged to secure such loans taken out by us and Borrower at the time of issuing new NCD's, and regard that we have put up new NCD's under Cl.3 with Bank as security, and to continue to do the same until we and Borrower have paid Bank in full;

         5. to treat this Memorandum of Understanding as Power of Attorney granting Bank the power to perform on our behalf the acts and things under Cl. 1, 2, 3 and 4 and other acts related thereto to attain our objectives hereunder; to appoint subattorney to perform on our behalf the acts hereunder. We shall not revoke this Power of Attorney until we and Borrower have paid Bank in full.

         We shall ratify and confirm all the acts performed by Bank and its subattorney by virtue hereof, as if performed by us with all intents and purposes. We shall not revoke this Memorandum of Understanding until we and Borrower have paid Bank in full.


         In witness whereof, we have affixed our signature in the presence of the witnesses.


                                    -Signed-       NCD  Owner/Consenter/Attorney
                           (Mr. Viratana Suntaranond)
                               Authorized Director
                    (Seal of King Power Duty Free Co., Ltd.)